Exhibit 99.1

PERIODIC REPORT CERTIFICATION

of the Chief Executive Officer

I, Oakleigh Thorne, Chief Executive Officer of eCollege.com (the "Company"), certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Report of the Company on Form 10-Q for the quarterly period ending September 30, 2002, as filed with the Securities and Exchange Commission (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

   /s/ Oakleigh Thorne

Oakleigh Thorne
Chief Executive Officer
November 13, 2002